UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2018

Dr Pepper Snapple Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33829	98-0517725
(Commission File Number)	(IRS Employer Identification No.)

5301 Legacy Drive, Plano, Texas 75024

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) 972-673-7000

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders

On June 29, 2018, Dr Pepper Snapple Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Baker Botts LLP, 2001 Ross Ave., Suite 1100, Dallas, Texas, 75201.  The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Approval of the Stock Issuance Proposal

At the Annual Meeting, stockholders approved the issuance of Company common stock as merger consideration pursuant to the terms of the Merger Agreement, dated as of January 29, 2018, by and among Maple Parent Holdings Corp. (“Maple Parent”), Salt Merger Sub, Inc. (“Merger Sub”) and the Company.

For	Against	Abstentions	Broker Non-Votes
142,633,096	172,890	421,949	7,059,862

Proposal 2: Approval of the Charter Amendment Proposal

At the Annual Meeting, stockholders approved an amendment to the certificate of incorporation of the Company to provide for (i) an increase in authorized shares to permit issuance of a sufficient number of shares as merger consideration and (ii) a change of the Company name to “Keurig Dr Pepper Inc.”

For	Against	Abstentions	Broker Non-Votes
142,006,091	795,671	426,173	7,059,862

Proposal 3: Approval of the Transaction Compensation Proposal

At the Annual Meeting, stockholders approved a resolution (on a non-binding advisory basis) regarding compensation that may become payable to the Company’s named executive officers in connection with the merger of Merger Sub with and into Maple Parent.

For	Against	Abstentions	Broker Non-Votes
121,073,558	21,026,516	1,127,861	7,059,862

Proposal 4: Approval of the Adjournment Proposal

At the Annual Meeting, stockholders approved the proposal to adjourn the annual meeting for a period of not more than 30 days, if necessary, in the event that there are not sufficient votes to approve items 1 or 2 above.

For	Against	Abstentions	Broker Non-Votes
116,410,836	26,352,199	464,900	7,059,862

Proposal 5: Approval of the Election Proposal

At the Annual Meeting, stockholders approved the election of the following directors — David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young — to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
David E. Alexander	143,030,980	77,719	119,236	7,059,862
Antonio Carrillo	143,023,164	85,261	119,510	7,059,862
José M. Gutiérrez	142,357,149	751,796	118,990	7,059,862
Pamela H. Patsley	142,869,986	241,643	116,306	7,059,862
Ronald G. Rogers	142,523,894	585,836	118,205	7,059,862
Wayne R. Sanders	142,523,037	585,980	118,918	7,059,862
Dunia A. Shive	142,310,286	794,115	123,534	7,059,862
M. Anne Szostak	141,307,053	1,803,330	117,552	7,059,862
Larry D. Young	143,028,464	82,492	116,979	7,059,862

Proposal 6: Approval of the Ratification Proposal

At the Annual Meeting, stockholders approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

For	Against	Abstentions
148,728,059	1,424,414	135,324

Proposal 7: Approval of the 2017 Compensation Proposal

At the Annual Meeting, stockholders approved the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
137,416,096	4,758,900	1,052,939	7,059,862

Proposal 8: Stockholder Proposal Regarding Risks of Obesity

At the Annual Meeting, stockholders did not approve the stockholder proposal regarding risks of obesity.

For	Against	Abstentions	Broker Non-Votes
5,890,837	135,547,478	1,789,620	7,059,862

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

June 29, 2018
	By:	James L. Baldwin
Name: James L. Baldwin
Title: Corporate Secretary